                                                               Exhibit 10.21

                                                           EXECUTION VERSION

                          AMENDMENT AGREEMENT NO. 2

         This Amendment Agreement No. 2 (this "Amendment"), dated as of March 25, 2004, amends (i) that certain Second Amended and Restated Guaranty Agreement, dated as of August 6, 2002 (the "Guaranty"), among Mail-Well I Corporation ("Lessee"); Mail-Well, Inc. ("Mail-Well" or "Parent") and certain subsidiaries of Lessee (Parent and each such subsidiary, individually, a "Guarantor" and, collectively, the "Guarantors"); Fleet National Bank, ORIX Financial Services, Inc., and U.S. Bank, National Association (the "Certificate Holders"); Fleet Capital Corporation, as Agent for the Certificate Holders (the "Agent"); and Wells Fargo Bank Northwest, N.A., as lessor trustee (the "Lessor Trustee"), as amended by that certain Amendment Agreement No. 1, dated as of September 27, 2002 (the "First Amendment"), (ii) that certain Participation Agreement, dated as of August 6, 2002 (the "Participation Agreement"), among Lessee, the Certificate Holders, the Agent and the Lessor Trustee, as amended by the First Amendment, (iii) that certain Second Amended and Restated Equipment Lease, dated as of August 6, 2002 ("Lease"), between the Lessor Trustee and Lessee,
(iv) that certain Lease Supplement No. 1, dated as of August 6, 2002 (the "Lease Supplement"), between the Lessor Trustee and Lessee, and (v) that certain Second Amended and Restated Lessor Trust Agreement, dated as of August, 6, 2002 ("Trust Agreement"), among the Lessor Trustee and the Certificate Holders. Except as provided in Section 6.1 of the Guaranty and unless otherwise defined in the Guaranty, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in Annex I to the Participation Agreement.

                                  RECITALS

         WHEREAS, the Guarantors, Lessee, the Agent, the Certificate Holders and the Lessor Trustee have entered into the Guaranty; Lessee, the Certificate Holders, the Agent and the Lessor Trustee have entered into the Participation Agreement; Lessee and the Lessor Trustee have entered into the Lease and the Lease Supplement; and the Lessor Trustee and the Certificate Holders have entered into the Trust Agreement;

         WHEREAS, the Guarantors and Lessee desire to amend the Guaranty, Lessee desires to amend the Participation Agreement, the Lease and the Lease Supplement, and the Lessor Trustee desires to amend the Trust Agreement; and

         WHEREAS, the Agent, the Certificate Holders and the Lessor Trustee are willing to do so, subject to the terms and conditions stated herein.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantors, Lessee, the Agent, the Certificate Holders and the Lessor Trustee hereby agree as follows.

                                  AGREEMENT

         Section 1. Amendments to the Guaranty. The Guarantors, Lessee, the
                    --------------------------
Agent, the Trust Certificate Purchasers and the Lessor Trustee amend the Guaranty as follows:

                  A.       The first paragraph of Section 4.2 of the Guaranty
                                                  -----------
         is hereby amended in its entirety to read as follows:

                           Financial Information. Parent shall, and shall
                           ---------------------
                  cause each of its Subsidiaries to promptly furnish to the Agent, all such financial information as the Agent shall reasonably request. Sufficient hard copies or an electronic version of all such financial information shall be delivered to the Agent by Parent and its Subsidiaries to enable the Agent to deliver such information to each Certificate Holder. Without limiting the foregoing, Parent and its Subsidiaries will furnish to the Agent, in such detail as the Agent or the Certificate Holders shall request, the following:

                  B.       Section 4.2(c) of the Guaranty is hereby deleted
                           --------------
         in its entirety.

                  C.       The first sentence of Section 4.2(d) of the
                                                 --------------
         Guaranty is hereby amended in its entirety to read as follows:

                           With each of the annual audited Financial
                  Statements delivered pursuant to Section 4.2(a), and
                                                   --------------
                  within 30 days after the end of each month, a certificate of a Responsible Officer of Parent setting forth in reasonable detail the calculations required to establish that Parent and its Subsidiaries were in compliance with the covenants set forth in Section 5.22 during the period covered (excluding the comparable prior period) in such Financial Statements and as at the end thereof.

                  D.       Section 4.2(e) of the Guaranty is hereby amended
                           --------------
         in its entirety to read as follows:

                           (e) No later than the 15th day of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating (by business segment) balance sheets, income statements and cash flow statements) for Parent and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                  E.       Sections 5.22 and 5.23 of the Guaranty are hereby
                           -------------     ----
         amended in their entirety to read as follows:

                           5.22     Fixed Charge Coverage Ratio. During each
                                    ---------------------------
                  Financial Covenant Trigger Period, Parent will maintain a Fixed Charge Coverage Ratio of not less than 1.00:1.00. The Fixed Charge Coverage Ratio shall be calculated as of the last day of each fiscal month of Parent, on the basis of the 12-fiscal-month period ending on such date, and based upon the most recently delivered monthly Financial Statements and compliance certificates received by the Agent in accordance with Section 4.2 (which may be for a fiscal month ended prior to the commencement of a Financial Covenant Trigger Period). For purposes of this
                  Section 5.22, "Financial Covenant Trigger Period" means the period commencing upon the date, if any, upon which Availability has been less than $75,000,000 for 5 consecutive Business Days, and continuing until the first day of any fiscal month on which each of the following is true: (a) Parent has demonstrated a Fixed Charge Coverage Ratio of not less than 1.00:1.00 as of the immediately preceding fiscal month end; (b) Availability has not been less than $75,000,000 at any time during the 30-day period ending on the immediately preceding fiscal month end; and (c) no subsequent Financial Covenant Trigger Period has commenced and is continuing.

                           5.23     Minimum Availability. Lessee and each
                                    --------------------
                  Subsidiary shall maintain Availability of not less than $25,000,000 (with all obligations of Lessee and its Subsidiaries current) at all times until and including the date on which Lessee and its Subsidiaries demonstrate to the satisfaction of the "Agent" under the Credit Agreement that they can provide weekly reporting of their sales and collections and weekly accounts receivable roll-forwards.

                  F.       The definition of "Credit Agreement" set forth in
         Section 6.1 of the Guaranty is restated as follows:
         -----------

                           "Credit Agreement" means the Second Amended and
                  Restated Credit Agreement, dated as of March __, 2004, among Mail-Well, certain affiliates of Mail-Well, including Lessee, Bank of America, N.A. and the other financial institutions party thereto.

         Section 2. Amendments to Participation Agreement. Lessee, the
                    -------------------------------------
Agent, the Certificate Holders and the Lessor Trustee amend the Participation Agreement as follows:

                  A. The definition of "Applicable Margin" set forth in Annex I to the Participation Agreement is restated as follows:
            -------

                           "Applicable Margin" means, with respect to any
                  Interest Period, for any Series A Trust Certificate or Series B Trust Certificate, an amount to be determined for such Interest Period in accordance with the following schedule:

                  IF FIXED CHARGE COVERAGE RATIO IS:                                        LEVEL OF APPLICABLE MARGINS:
                  ---------------------------------                                         ---------------------------
                  (greater than) 1.40:1.00                                                  Level I
                  (greater than) 1.20:1.0, but (less than or equal to) 1.40:1.00            Level II
                  (less than or equal to) 1.20:1.00                                         Level III

                           LOAN                                        APPLICABLE MARGINS
                           ----                                        ------------------
                                                          Level I            Level II          Level III
                                                          -------            --------          ---------
                  LIBOR Revolving Loans                    3.25%              3.50%              3.75%

                  B. The definition of "Purchase Price" set forth in Annex I to the Participation Agreement is restated as follows:
         -------

                           "Purchase Price" with respect to the Equipment
                  shall mean an amount equal to the aggregate Purchase Price of all Items of Equipment then subject to the Lease that are being purchased or sold (immediately prior to the subject purchase or sale). The "Purchase Price" with respect to any Item of Equipment shall mean an amount equal to the product of (i) the quotient of the Equipment Cost of such Item of Equipment divided by the aggregate Equipment Cost of all

                  Items of Equipment then subject to the Lease, multiplied by (ii) the Lease Balance.

         Section 3. Amendments to Lease. Lessee and the Lessor Trustee amend
                    -------------------
the Lease as follows:

                  A. The second sentence of Section 18.1(a) of the Lease is hereby amended in its entirety to read as follows:

                           The Lessee shall give to the Lessor Trustee and
                  the Agent written notice at least 60 days prior to the Expiration Date of its election to exercise its option to purchase set forth in the preceding sentence.

                  B. Section 18.1(b) of the Lease is hereby amended in its entirety to read as follows:

                           (b) In addition to its rights under Section 18.1(a), so long as no Default or Event of Default has occurred and is continuing, the Lessee shall have the right on any Scheduled Payment Date to purchase all but not less than all of the Equipment for the Purchase Price, plus, for any purchase before March [31], 2005, a prepayment premium equal to 1% of the Purchase Price, plus all other amounts then due under the Lease. The Lessee shall give to the Lessor Trustee written notice at least 60 days prior to such Scheduled Payment Date of its election to exercise its option to purchase the Equipment. Payment of the amounts described in the first sentence of this Section 18.1(b) shall be made on such Scheduled Payment Date at the place of payment specified in Section
                  3.4 hereof in immediately available funds, and transfer of title to the Equipment shall be in accordance with the procedures set forth in Section 19.

                  C. The following new Section 18.2 is hereby added to the Lease:

                           18.2     Purchase of Items of Equipment.
                                    ------------------------------

                           (a) So long as no Default or Event of Default has occurred and is continuing, the Lessee shall have the right, to be exercised no more than once per year (as measured from the Closing Date), on any Scheduled Payment Date, to purchase any number of Items of Equipment (as long as the aggregate Equipment Cost for all Items of Equipment then being purchased is at least $1,000,000) for an amount equal to the Purchase Price, plus the applicable Prepayment Premium (as defined below), plus all other amounts then due under the Lease. The Lessee shall give to the Lessor Trustee written notice at least 60 days prior to such Scheduled Payment Date of its election to exercise its purchase option set forth in the preceding sentence. Payment of the amount described in the first sentence of this Section 18.2(a) shall be made at the place of payment specified in Section 3.4 hereof in immediately available funds, and transfer of title to the Items of Equipment shall be in accordance with the procedures set forth in
                  Section 19. If the Lessee elects to exercise its option to purchase set forth in this Section 18.2(a), then the Lessee must purchase the balance of the Equipment on the Expiration

                  Date in accordance with the procedures in Section 18.1(a) hereof. For the purposes of this Section 18.2(a), "Prepayment Premium" means (i) if the partial prepayment occurs on or before the first anniversary of the Closing Date, an amount equal to 5% of the Purchase Price or (ii) if the partial prepayment occurs after the first anniversary and on or before the second anniversary of the Closing Date, an amount equal to 4% of the Purchase Price or (iii) if the partial prepayment occurs after the second anniversary and on or before the third anniversary of the Closing Date, an amount equal to 3% of the Purchase Price or (iv) if the partial prepayment occurs after the third anniversary and on or before the fourth anniversary of the Closing Date, an amount equal to 2% of the Purchase Price or (v) if the partial prepayment occurs after the fourth anniversary but before the Expiration Date, an amount equal to 1% of the Purchase Price.

                           (b) So long as no Default or Event of Default has occurred and is continuing, the Lessee shall have the right, in lieu of any other partial prepayment after the first anniversary and on or before the second anniversary of the Closing Date, to purchase on March 25, 2004 any number of Items of Equipment (as long as the aggregate Equipment Cost for all Items of Equipment then being purchased is at least $1,000,000) for an amount equal to the Purchase Price, plus a prepayment premium equal to 2% of the Purchase Price, plus all other amounts then due under the Lease. Payment of the amount described in the preceding sentence shall be made at the place of payment specified in Section 3.4 hereof in immediately available funds, and transfer of title to the Items of Equipment shall be in accordance with the procedures set forth in
                  Section 19.

                  D. Section 19.1 of the Lease is hereby amended in its entirety to read as follows:

                           19.1     Provisions Relating to the Purchase of
                                    --------------------------------------
                  Equipment; Conveyance upon Certain Other Events. In
                  -----------------------------------------------
                  connection with the Lessee's purchase of the Equipment or any Items of Equipment in accordance with Section 18.1 or
                  Section 18.2 or in connection with the Lessee's obligations under Section 16.2(e), on the date on which this Lease is to expire or terminate or on any Scheduled Payment Date or on March 25, 2004, as applicable, and upon tender by the Lessee of the amounts set forth in Sections 16 or 18, as applicable, to the Lessor Trustee, the Lessor Trustee shall convey to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense all of the Lessor Trustee's right, title and interest in and to the Equipment, AS-IS, WHERE-IS, without recourse or warranty, express or implied except for a warranty against Lessor's Liens.

         Section 4. Amendments to Lease Supplement. Lessee and the Lessor
                    ------------------------------
Trustee amend the Lease Supplement as follows:

                  A. Schedule 1 to the Lease Supplement is hereby deleted in its entirety and replaced with new Schedule 1 attached hereto as Exhibit A.
                   ---------

         Section 5. Amendments to Trust Agreement. The Lessor Trustee and
                    -----------------------------
the Certificate Holders amend the Trust Agreement as follows:

                  A. Section 5.2 of the Trust Agreement is hereby amended in its entirety to read as follows:

                           (a) Any payment received by the Lessor Trustee as a result of the purchase of all or any portion of the Equipment pursuant to Section 18.1 or 18.2 of the Lease or in compliance with the obligation to purchase all the Equipment in accordance with Section 16.2(e) of the Lease shall be applied to the payment or prepayment, as applicable, of the Trust Certificates in accordance with
                  Section 6.2(a) or 6.3, as applicable, of this Agreement.

                           (b) Within five days after receipt by the Lessor Trustee of any written notice from the Lessee given pursuant to the Lease of the intention of the Lessee to purchase all or a portion of the Lessor Trustee's interest in the Equipment pursuant to Section 18.1 or Section 18.2 of the Lease, the Lessor Trustee shall furnish to each of the Certificate Holders a copy of such notice. If 180 days prior to the Expiration Date the Lessor Trustee has not received written notice from the Lessee given pursuant to the Lease of the intention of the Lessee to arrange for the sale of the Equipment to a third party pursuant to
                  Section 18.3 of the Lease or to purchase the Equipment pursuant to Section 18.1 of the Lease, the Lessor Trustee shall within 10 days thereafter furnish to the Lessee and each of the Certificate Holders written notice that the Lessor Trustee has not received either such notice from the Lessee and, as a result, the Lease provides that the Lessee shall purchase the Lessor Trustee's interest in the Equipment. In either of such events, the Lessor Trustee will comply with all applicable provisions of the Lease so that the purchase of such interest in the Equipment or Items of Equipment by the Lessee shall be duly consummated within the time period prescribed by the Lease. If the Lessee purchases the Lessor Trustee's interest in the Equipment pursuant to Section 18.1 of the Lease or any Items of Equipment pursuant to Section 18.2 of the Lease and makes the payment of the Purchase Price therefor to the Lessor Trustee, then the Lessor Trustee shall execute and deliver to the Lessee a release of the Equipment or Items of Equipment from the lien of the Lease and any other security documents promptly after receipt of such payment and all other sums then due and payable under the Lease. Each bill of sale or other instrument of conveyance or assignment executed and delivered by the Lessor Trustee with respect to the Equipment or Items of Equipment pursuant to this Section 5.2(b) shall be binding upon the Certificate Holders and every future owner of any interest in the Equipment or Items of Equipment with the same effect as if all Certificate Holders had executed and delivered it.

         Section 6. Waiver. The Certificate Holders waive receipt of notice
                    ------
under Section 5.9(b) of the Guaranty with respect to the mergers of (a) ABP Books, Inc. into Mail-Well I Corporation, (b) Hill Graphics, Inc. into Mail-Well Commercial Printing, Inc. and (c) Mail-Well Services, Inc. into Mail-Well Commercial Printing, Inc. Each of Lessee and Mail-Well Commercial Printing, Inc. acknowledges that it has continuing liability for each of the foregoing subsidiaries that was merged into it and that the Agent's, the Lessor Trustee's and the Certificate Holders' rights, remedies and other interests under the Operative Agreements shall remain unimpaired as a result of all of the foregoing mergers.

         Section 7. Conditions. The effectiveness of this Amendment is
                    ----------
subject to the satisfaction of the following conditions precedent:

                  A.      Amendments. Receipt by the Agent of copies of
                          ----------
         this Amendment signed by Lessee, the Guarantors, the Agent, the Certificate Holders and the Lessor Trustee and evidence, satisfactory to the Agent, that the parallel financial covenants contained in the Credit Agreement have been amended in the same manner as set forth in this Amendment.

                  B.      Fees. The Agent shall have received: (i) an
                          ----
         amendment fee, for the ratable benefit of the Certificate Holders, equal to 25 basis points of the outstanding principal amount of the Trust Certificates as of the date of this Amendment, and (ii) an arranger fee, both of which shall be fully earned when paid.

                  C.       Other Documents. Lessee and the Guarantors shall
                           ---------------
         have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 8. Miscellaneous.
                    -------------

                  A.       Representations by Lessee. Lessee represents as
                           -------------------------
         follows:

                           i.       Each Item of Equipment is in full use
and operating at the Site specified in Schedule 1 to the Lease Supplement
(as Schedule 1 is amended by this Amendment), and all applicable UCC filings.

                           ii.      No Liens (other than Permitted Liens)
have been created or filed against any Item of Equipment.

                           iii.     Lessee is not, and as a result of this
Amendment will not be, in violation in any material respect of any term of any charter instrument, by-law or other material agreement or instrument to which it is a party or by which it may be bound. Lessee is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of Lessee to perform its obligations under the Lessee Agreements, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business.

                  B.       Representations by the Guarantors. Each of the
                           ---------------------------------
         Guarantors represents as follows:

                           i.       The Guarantor is not, and as a result of
this Amendment will not be, in violation in any material respect of any term of any charter instrument, by-law or other material agreement or instrument to which it is a party or by which it may be bound. The

Guarantor is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of the Guarantor to perform its obligations under the Operative Agreements to which it is a party, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business.

                  C.       Survival of Representations and Warranties.
                           ------------------------------------------
         All representations and warranties made by either Lessee or any Guarantor in the Guaranty, the Participation Agreement, the Lease, the Lease Supplement or any other document or documents relating thereto, including, without limitation, any Operative Agreement furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Operative Agreements, and no investigation by the Agent or the Certificate Holders or any closing shall affect the representations and warranties or the right of the Agent or Certificate Holders to rely thereon.

                  D.       Reference to Agreements. The Guaranty, the
                           -----------------------
         Participation Agreement, the Lease, the Lease Supplement, the Trust Agreement and each other Operative Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Guaranty, the Participation Agreement, the Lease, the Lease Supplement or the Trust Agreement as amended hereby, are hereby amended so that any reference therein to the Guaranty, the Participation Agreement, the Lease, the Lease Supplement or the Trust Agreement shall mean, respectively, a reference to the Guaranty, the Participation Agreement, the Lease, the Lease Supplement or the Trust Agreement as amended hereby.

                  E.       Agreements Remain in Effect. The Guaranty, the
                           ---------------------------
         Participation Agreement, the Lease, the Lease Supplement, the Trust Agreement and other Operative Agreements, as amended hereby, remain in full force and effect and Lessee and the Guarantors ratify and confirm their agreements and covenants contained therein. Lessee and the Guarantors hereby confirm that, after giving effect to this Amendment no Event of Default or Default exists as of the date hereof.

                  F.       Severability. Any provision of this Amendment held
                           ------------
         by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  G.       APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED
                           --------------
         BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ITS CHOICE OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION).

                  H.       Successors and Assigns. This Amendment is binding
                           ----------------------
         upon and shall inure to the benefit of the Agent, the Lessor Trustee, the Certificate Holders, Lessee and the Guarantors and their respective successors and assigns; provided, that Lessee and the

         Guarantors may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Certificate Holders.

                  I.       Counterparts. This Amendment may be executed in
                           ------------
         one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Each party agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party.

                  J.       Headings. The headings, captions and arrangements
                           --------
         used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  K.       NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH
                           ------------------
         THE OTHER OPERATIVE AGREEMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENT AMONG THE AGENT, THE CERTIFICATE HOLDERS, THE LESSOR TRUSTEE, LESSEE AND THE GUARANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF THEIR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE CERTIFICATE HOLDERS, THE LESSOR TRUSTEE, LESSEE AND THE GUARANTORS.

            [Remainder of this Page is Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

         GUARANTORS

                                       MAIL-WELL, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       COLORHOUSE CHINA, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       DISCOUNT LABELS, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       MAIL-WELL COMMERCIAL PRINTING, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX


                        [Amendment Agreement No. 2]

GUARANTORS

                                       MAIL-WELL GOVERNMENT PRINTING, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       MAIL-WELL MEXICO HOLDINGS, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       MAIL-WELL SERVICES, LLC


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       MAIL-WELL TEXAS FINANCE LP

                                       By:      MAIL-WELL I CORPORATION,
                                                its General Partner

                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       MAIL-WELL WEST, INC.


                                       By         /s/ Robert Meyer
                                                --------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX


                        [Amendment Agreement No. 2]

GUARANTORS

                                       MMTP HOLDINGS, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       NATIONAL GRAPHICS COMPANY


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       POSER BUSINESS FORMS, INC.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                                       WISCO III, L.L.C.


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX



                        [Amendment Agreement No. 2]

         LESSEE

                                       MAIL-WELL I CORPORATION


                                       By         /s/ Robert Meyer
                                                ------------------------------
                                                         ROBERT MEYER
                                       Its:     VICE PRESIDENT-TREASURER & TAX




                        [Amendment Agreement No. 2]

         AGENT

                                       FLEET CAPITAL CORPORATION


                                       By         /s/ Lori J. Noberini
                                                ------------------------------
                                                Its: Assistant Vice President



                        [Amendment Agreement No. 2]

         TRUST CERTIFICATE PURCHASER

                                       FLEET NATIONAL BANK


                                       By         /s/ Lori J. Noberini
                                                ------------------------------
                                                Its: Assistant Vice President



                        [Amendment Agreement No. 2]

         TRUST CERTIFICATE PURCHASER

                                       ORIX FINANCIAL SERVICES, INC.


                                       By         /s/ R. Terry Standifer
                                                ------------------------------
                                                     R. Terry Standifer
                                                Its:   Vice President



                        [Amendment Agreement No. 2]

         TRUST CERTIFICATE PURCHASER

                                       U.S. BANK, NATIONAL ASSOCIATION


                                       By         /s/ Thomas McCarthy
                                                ------------------------------
                                                  Its: Vice President



                        [Amendment Agreement No. 2]

         LESSOR TRUSTEE

                                       WELLS FARGO BANK NORTHWEST, N.A.,
                                       as Lessor Trustee


                                       By         /s/ Nancy M. Dahl
                                                ------------------------------
                                       Its:     Vice President



                        [Amendment Agreement No. 2]

                                                             EXHIBIT A
                                                             ---------

                                                  SCHEDULE 1 - AMENDED MARCH 2004
DOVEBID                                                        SERIAL                                               CONTRIBUTION
REF #  SITE                       MFG           MODEL          NUMBER     DESCRIPTION                                  TO POOL
                                                                          8 color, single web, spot and overall
                                               Rotoman                    UV coating 2 sides, double former
1      Anderson Lithograph     MAN Roland   N-23 9/16 x 38    4051539     folder, rotary cutter, sheeter (1998)    $ 2,598,295.18
----------------------------------------------------------------------------------------------------------------------------------
                                                                          6 color, aqueous coating, 8' extended
                                                                          delivery, auto plate, CPC 32 CPC 24
                                                                          image control, Baldwin ink agitators,
                                                                          Royce coater circulator, Grafix dryer,
2      Color Art               Heidelberg       CD-102         541298     Tri service cooling system (1998)        $   866,098.39
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                                              Trendsetter                 Imager of thermal plates and laser
4      GAC Portland               CREO       Spectrum 3244      S317      matchprints (1999)                       $    52,928.24
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                                                                          6 Color Web Offset Press, 22.6825" x
                                                                          37.75", Butler Splicer, Gas Dryer,
                                                                          Wallace Knight Coater, 16 pg Folder,
                                                                          Scoring Unit, Silicon Applicator
7      GAC Portland            Heidelberg       Web 16       9L/402129    and Plow Station (1988)                  $   433,049.20
----------------------------------------------------------------------------------------------------------------------------------

9      GAC Portland            Heibelberg        H081          540112     8 color, CD, sheetfed press (1998)       $   697,690.37
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                                              Trendsetter                 Imager of thermal plates and laser
11     GAC Portland               CREO       Spectrum 3244      S230      matchprints (1999)                       $    38,493.26
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                                                                          Web press six unit, web single folder
12     GAC Portland            Heibelberg       M-600       mc-y0222-186  web offset press system (1998)           $ 2,742,644.91
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                                                                          56" 6 color press w/aqueous coater
13     Industrial Printing       Roland       R906-6+LV         7954      (1998)                                   $ 1,395,380.75
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                                                                          1-color, web fed heatset press. Text
                                                                          stocks from 18# to 80#. Folding
                                                                          capabilities: 48 pg for 8.5 x 11, 64
                                                                          pg for 6 x 9, 96 pg for 5.5 x 8.5,
14     Plus Communications       Timson         T-48A          19901      192 pg for 4 x 5.625 (1999)              $ 1,202,914.44
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                               Winkler &
15     Chicago Envelope        Dunnebier         102           12723      Envelope Machine, 4 Color (1995)         $   240,582.89
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &
16     Cleveland Envelope      Dunnebier         102           10671      Envelope Machine, 3 Color (1985)         $    96,233.15
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                                                                          Envelope Machine, Web Feed, 3 Color,
17     Chicago Envelope          Smithe         RA 800          3891      Panel and Patching (1987)                $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, 3 Color,
18     Chicago Envelope          Smithe         RA 800          3767      Panel and Patching (1987)                $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &                                  Envelope Machine, Web Feed, 4 Color,
19     Chicago Envelope        Dunnebier         527           10900      Panel and Patching (1986)                $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                              Color Vision                4 color doctor blade printing, plates
20     Chicago Envelope          Smithe          2000           5360      mounted on sleeves (1999)                $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope machine, web feed, tetraflex
                               Winkler &                                  C.I. press, panel cut, dual h.s. patch,
21     Chicago Envelope        Dunnebier         627           14000      paper splicer, KTI patch splicer (1989)  $   625,515.51
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &                                  Envelope Machine,  Web Feed, Window
22     Chicago Envelope        Dunnebier         527           11527      Patch, Panel Cutter, 4 Color (1989)      $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Blank Feed, Patch
23     Cleveland Envelope        Smithe         RA 800          4342      Unit and Panel Cutter (1990)             $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, 3 Color,
24     Chicago Envelope          Smithe         RA 800          3696      Panel and Patching (1985)                $    96,233.15
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Web feed high speed patcher; prints
25     Cleveland Envelope        Smithe           SW            5014      4/1 flexo (1997)                         $   433,049.20
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, Windsor
26     Cleveland Envelope        Smithe         RO 800          4250      Patcher, 5 Color Printing (1989)         $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &                                  Envelope Machine, 2 Color, Panel
27     Cleveland Envelope      Dunnebier         MOH            3562      Cutter (1987)                            $    72,174.87
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, 2 Color, Panel
28     Cleveland Envelope         W&D           801.22         10660      Patcher, Latex Applicator (1986)         $    28,869.95
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, Panel
29     Dallas Envelope           Smithe         RA 800          5096      and Patching (1998)                      $   336,816.04
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &
30     Dallas Envelope         Dunnebier         102           11652      Folding Machine, (1998)                  $    96,233.15
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &                                  With Reelsplicer and Window material
31     Jacksonville Envelope   Dunnebier        399HS          12390      splicer (1992)                           $   192,466.31
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &
32     Jacksonville Envelope   Dunnebier         102           13224      Envelope Machine, 3 Color (1997)         $   336,816.04
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, 3 Color,
33     Los Angeles Envelope      Smithe         RA 800          4681      Patcher and Panel Cutter (1993)          $   192,466.31
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Web Feed, Patcher
34     Los Angeles Envelope      Smithe         RA 800          4351      and Panel Cutter, (1990)                 $   168,408.02
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Booklet Open End
35     Los Angeles Envelope      Smithe        BOE 1800         4762      (1994)                                   $   240,582.89
----------------------------------------------------------------------------------------------------------------------------------
                                                                          4 outside print, 1 inside print, one
36     Los Angeles Envelope   F.L. Smithe         SW            5323      patcher (1999)                           $   481,165.77
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, 3 Color, Patch Unit,
                               Winkler &                                  Panel Cutter, single Roll Web Feed
37     Philadelphia Envelope   Dunnebier       527-GSV         10468      (1985)                                   $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope folding machine with panel
                               Winkler &                                  cutter and patcher attachment, with
38     Denver Envelope         Dunnebier        527GS          13018      3 color printing units (1997)            $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Six color CD press with coating tower
                                                                          and extended delivery model CD102-6-L
                                                                          with all standard features and
39     South Press             Heidelberg    Speedmaster       538480     accessories (1998)                       $   408,990.91
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope folding machine, 3 color,
                                                                          panel and rotary cutting system, web
                               Winkler &                                  aligner, one set size change parts for
40     Jacksonville Envelope   Dunnebier         102           13219      size 4.5 x 7.75 (1997)                   $   336,816.04
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, 3 Color, Web and
                                                                          Blank Feed, Panel and Patch Cutter
41     Phoenix Envelope          Smithe         RA 800          3521      (1985)                                   $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Envelope Machine, Blank Feed, 2 Color,
42     Phoenix Envelope          Smithe          MOH            3962      Panel and Patch Cutter (1998)            $    57,739.89
----------------------------------------------------------------------------------------------------------------------------------
                                                                          8 Color Web Offset, Butler Splicer,
                                                                          Tec Dryer, Harris Chill Rolls, Western
                                                                          Rotary Die Cutter, Scheffer Pattern
43     Phoenix Envelope          Harris         NC450          143315     Fluer (1987)                             $   312,757.75
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Color Web Press, Butler Splicer, Tec
                                                                          Ovens, Harris Chill Rolls, Scheffer
                                                                          Pattern Gluer and Perforator, Western
44     Phoenix Envelope          Harris         M-1000         11586      Rotary Die Cutter, 2 3/4x36 (1985)       $    96,233.15
----------------------------------------------------------------------------------------------------------------------------------
                                                                          Web Press, 10 Color with Enkel Splicer,
                                                                          QuadTech Web Guide, Tec Dryer,
                                                                          17.795x27.5", western Rotary Die
45     Phoenix Envelope       Miller-Nohab       CW68          cw68-      Cutter, Scheffer pattern Gluer and
                                                              68027-31    Folder (1989)                            $   144,349.73
----------------------------------------------------------------------------------------------------------------------------------
                               Winkler &                                  Envelope Machine, Web Feed, 4 Color,
46     Phoenix Envelope        Dunnebier         527         1049/10726   Patching, (1986)                         $   120,291.44
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                                                                          Envelope Machine, S/N 3447, Web Feed,
47     Los Angeles Envelope      Smithe         RA 800          3447      3 Color, Patcher and Panel Cutter (1984) $   120,291.44
----------------------------------------------------------------------------------------------------------------------------------
                                                                          8-Color Web offset printing press, Roll
                                                                          to Roll, Roll to Fold, Roll to Sheet
                                                                          press capabilities. File hole station,
48     Toledo Print Xcel     Muller Martini    Concept       KA93.00927   die cut magazine cylinder (1997)         $   625,515.51
----------------------------------------------------------------------------------------------------------------------------------
49     Chicago Envelope          Smithe          BOE            4763      Envelope Mach, Booklet Open End (1994)   $   240,582.89
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                                                                                                                   ---------------
                                                                                                                   $17,451,882.64
                                                                                                                   ---------------